August 22, 2016

DREYFUS SELECT MANAGERS LONG/SHORT FUND

Supplement to Statement of Additional Information
dated September 1, 2015, as revised or amended
October 1, 2015, October 6, 2015, November 12, 2015, December 31, 2015,
February 1, 2016, March 1, 2016, April 29, 2016 and August 1, 2016

The following information supplements and supersedes any contrary information contained in the fund's Statement of Additional Information:

The Manager has engaged Ramius Advisors, LLC ("Ramius") to serve as an additional subadviser to the fund and to provide day-to-day management of that portion of the fund's assets allocated to Ramius, effective August 10, 2016.

Ramius is a Delaware limited liability company formed in 1997.  Ramius is located at 599 Lexington Avenue, 19th Floor, New York, New York 10022.  Ethan Johnson is the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Ramius.  As of June 1, 2016, Ramius had approximately $979 million in assets under management.

The following is a list of persons (to the extent known by the fund) who are deemed to control Ramius by virtue of ownership of stock or other interests of Ramius:  Peter A. Cohen, Cowen Group, Inc. and Ramius LLC.

Portfolio Manager Compensation.  Mr. Johnson is compensated by Ramius.  Compensation is comprised of base salary and a bonus.  There is no fixed percentage of compensation allocated to base salary, performance bonus, equity incentive or other forms of compensation.  The performance bonus is closely tied to the investment performance of Ramius' merger arbitrage strategy.  Some compensation for certain senior portfolio managers is deferred and subject to a vesting schedule.

Additional Information About the Portfolio Manager.  The following table lists the number and types of accounts advised by Mr. Johnson, the fund's primary portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Ramius, and assets under management in those accounts as of June 1, 2016:

Primary Portfolio Manager	Registered Investment Company Accounts	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Ethan Johnson	1	$63 million	3	$366 million	1	$178 million

The following table provides information on accounts managed (included within the table above) by Mr. Johnson that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees
Ethan Johnson	Other Pooled Investment Vehicle	2	$366 million

As of the date of this Supplement, Mr. Johnson did not beneficially own any shares of the fund.

GRP5-SAISTK-0816